Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2020 Financial Results

MOUNTAIN VIEW, Calif., November 21, 2019 – Pure Storage (NYSE: PSTG), the data solutions leader that helps innovators build a better world with data, today announced financial results for its third quarter ended October 31, 2019.

“Our continued market-beating growth is a result of ever more customers realizing the superior value that our solutions offer,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “With one integrated data platform, Pure’s Modern Data Experience frees our customers to benefit from infrastructure that enables them to better manage their applications and data to fuel their digital transformation.”

Key Financial Highlights:

•Revenue: $428.4 million, up 15% Year-over-Year
•Gross margin: GAAP 70.2%; non-GAAP 71.7%
•Operating margin: GAAP -6.6%; non-GAAP 6.8%

Recent Company Highlights:

Pure’s third quarter yielded industry-leading growth as customers continued to select Pure’s modern approach that enables organizations to better utilize their data across both their private and public cloud infrastructures. Our product innovation performance continued this quarter as we released:

•VM Analytics Pro - a new feature bundle offered within Pure1®, allowing customers to map out their infrastructure more efficiently and intelligently discover and resolve issues.
•Cloud Block Store on AWS - enterprises can migrate applications to and from the public cloud with minimal re-architecture, and leverage public cloud economics for any use case.
•FlashArray//C - the industry’s first capacity-optimized AFA, built to bring consistent all-flash performance with tier one reliability at disk economics with solid customer adoption including ServiceNow and European-based Idealista.
•DirectMemory Cache - a combination of Purity and Intel Optane storage class memory providing FlashArray//X customers with a software-based accelerant that delivers dramatic performance improvement for applications that require the ultimate in high-performance storage.
•Expanded FlashBladeTM capacity and introduced the AI Data Hub and AIRI as-a-Service, extending traditional analytics and providing more performance and security at a lower cost.
•Pure as-a-Service - Full portfolio of integrated solutions, giving customers choice of both CAPEX and OPEX business models.

Organizational Changes

Today we announced that Kevan Krysler will be joining Pure as our new CFO. Most recently, Kevan serves as the Senior Vice President of Finance and Chief Accounting Officer at VMware and brings a wealth of experience both in finance and the industry. Prior to VMware, Kevan was a partner with KPMG, where he served both multi-national and emerging software and technology companies.

Third Quarter Fiscal 2020 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended October 31, 2019 and 2018 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended October 31, 2019	Three Months Ended October 31, 2018	Y/Y Change
Revenue	$428.4	$372.8	15%
Gross Margin	70.2%	66.8%	3.4 ppts
Product Gross Margin	72.2%	67.7%	4.5 ppts
Support Subscription Gross Margin	64.1%	63.4%	0.7 ppts
Operating Loss	$(28.3)	$(27.2)	$(1.1)
Operating Margin	-6.6%	-7.3%	0.7 ppts
Net Loss	$(30.0)	$(28.2)	$(1.8)
Net Loss per Share – Basic and Diluted	$(0.12)	$(0.12)	—
Weighted-Average Shares	255.0	235.2	19.8
Headcount	>3,350	>2,650	~700

Non-GAAP Quarterly Financial Information
	Three Months Ended October 31, 2019	Three Months Ended October 31, 2018	Y/Y Change
Gross Margin	71.7%	68.1%	3.6 ppts
Product Gross Margin	73.0%	68.1%	4.9 ppts
Support Subscription Gross Margin	67.5%	68.1%	-0.6 ppts
Operating Income	$29.1	$33.9	$(4.8)
Operating Margin	6.8%	9.1%	-2.3 ppts
Net Income	$34.2	$35.4	$(1.2)
Net Income per Share	$0.13	$0.13	—
Weighted-Average Shares	272.2	266.5	5.7

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Fourth quarter fiscal 2020 guidance:

•Revenue in the range of $484 million to $496 million, or $490 million at the midpoint
•Non-GAAP gross margin in the range of 67.5% to 70.5%, or 69.0% at the midpoint
•Non-GAAP operating margin in the range of 10.0% to 14.0%, or 12.0% at the midpoint

Full year fiscal 2020 guidance:

•Revenue in the range of $1.635 billion to $1.647 billion, or $1.641 billion at the midpoint
•Non-GAAP gross margin in the range of 69.2% to 70.1%, or 69.6% at the midpoint
•Non-GAAP operating margin in the range of 2.6% to 3.9%, or 3.2% at the midpoint

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2020 results at 2:00 p.m. (PT) on November 21, 2019. Pure will post its supplemental earnings presentation to the Investor Relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•To Listen via Telephone: (866) 393-4306 or (734) 385-2616 (for international callers) with passcode 8433329.
•To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.
•Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on November 21, 2019, through December 5, 2019. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 8433329.

Upcoming Events

Pure will be presenting in the Credit Suisse 23rd Annual Tech Conference on December 3rd at 1:45 p.m. (MT), and the Raymond James Technology conference on December 9th at 3.00 p.m. (PT). The presentations from these events will be webcast and all information will be available on the investor relation website at investor.purestorage.com

About Pure Storage

Pure Storage (NYSE: PSTG) helps modern organizations turn data into business advantage. Pure solutions enable a unified data experience that can adapt as customer needs evolve. One of the fastest-growing enterprise IT companies in history, Pure Storage helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. Pure Storage provides a modern data experience that creates a common operating environment across multiple data centers and clouds, easing operations via APIs and intelligent AI-driven automation. And with a certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Pure Storage, Evergreen, FlashArray, FlashBlade, Pure1, and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our outlook for the fourth quarter and full year fiscal 2020, our momentum, growth prospects and expectations regarding product and technology differentiation, including our new products and innovative product cycle, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2019. All information provided in this release and in the attachments is as of November 21, 2019, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, amortization of debt discount and debt issuance costs, and amortization of intangible assets acquired from acquisitions that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of October 31, 2019	As of January 31, 2019

Assets
Current assets:
Cash and cash equivalents	$304,346	$447,990
Marketable securities	936,969	749,482
Accounts receivable, net of allowance of $589 and $660	362,115	378,729
Inventory	39,851	44,687
Deferred commissions, current	32,360	29,244
Prepaid expenses and other current assets	46,539	51,695
Total current assets	1,722,180	1,701,827
Property and equipment, net	130,236	125,353
Operating lease right-of-use-assets	119,403	—
Deferred commissions, non-current	90,771	85,729
Intangible assets, net	61,028	20,118
Goodwill	36,420	10,997
Deferred income taxes, non-current	1,239	1,060
Restricted cash	15,287	15,823
Other assets, non-current	16,215	12,118
Total assets	$2,192,779	$1,973,025

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$59,650	$103,462
Accrued compensation and benefits	59,901	99,910
Accrued expenses and other liabilities	48,223	39,860
Operating lease liabilities, current	26,574	—
Deferred revenue, current	325,947	266,584
Total current liabilities	520,295	509,816
Convertible senior notes, net	470,014	449,828
Operating lease liabilities, non-current	100,023	—
Deferred revenue, non-current	317,251	269,336
Deferred tax liabilities, non-current	5,658	—
Other liabilities, non-current	1,588	6,265
Total liabilities	1,414,829	1,235,245

Stockholders’ equity:
Common stock and additional paid-in capital	2,051,119	1,820,067
Accumulated other comprehensive income (loss)	5,116	(338)
Accumulated deficit	(1,278,285)	(1,081,949)
Total stockholders' equity	777,950	737,780
Total liabilities and stockholders' equity	$2,192,779	$1,973,025

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018

Revenue:
Product	$323,268	$298,863	$862,137	$735,449
Support subscription	105,141	73,916	289,299	202,159
Total revenue	428,409	372,779	1,151,436	937,608

Cost of revenue:
Product (1)	89,998	96,610	259,460	241,292
Support subscription(1)	37,773	27,049	106,632	74,716
Total cost of revenue	127,771	123,659	366,092	316,008

Gross profit	300,638	249,120	785,344	621,600

Operating expenses:
Research and development (1)	106,663	90,783	318,758	253,306
Sales and marketing (1)	184,819	146,903	537,633	413,019
General and administrative (1)	37,416	38,651	119,542	99,572
Total operating expenses	328,898	276,337	975,933	765,897

Loss from operations	(28,260)	(27,217)	(190,589)	(144,297)
Other income (expense), net	9	(2,889)	(2,459)	(7,920)
Loss before provision (benefit) for income taxes	(28,251)	(30,106)	(193,048)	(152,217)
Income tax provision (benefit)	1,731	(1,926)	3,288	390
Net loss	$(29,982)	$(28,180)	$(196,336)	$(152,607)

Net loss per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.12)	$(0.78)	$(0.66)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	255,047	235,205	250,618	229,505

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$912	$862	$2,843	$2,190
Cost of revenue -- support subscription	3,517	3,327	11,101	8,940
Research and development	27,827	24,634	85,180	67,956
Sales and marketing	16,802	18,681	51,171	49,890
General and administrative	5,171	10,825	24,495	26,962
Total stock-based compensation expense	$54,229	$58,329	$174,790	$155,938

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018

Cash flows from operating activities
Net loss	$(29,982)	$(28,180)	$(196,336)	$(152,607)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	23,194	17,791	66,785	51,381
Amortization of debt discount and debt issuance costs	6,896	6,525	20,186	14,414
Stock-based compensation expense	54,229	58,329	174,790	155,938
Other	(810)	(5,119)	(483)	(5,037)
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(9,474)	(63,330)	17,079	(62,623)
Inventory	(4,130)	(8,203)	2,722	(17,103)
Deferred commissions	(4,563)	(4,972)	(8,158)	(9,127)
Prepaid expenses and other assets	2,099	(9,138)	1,464	1,996
Operating lease right-of-use assets	6,524	—	19,962	—
Accounts payable	(4,417)	29,935	(35,244)	11,800
Accrued compensation and other liabilities	(5,307)	15,050	(31,011)	7,592
Operating lease liabilities	(5,937)	—	(19,020)	—
Deferred revenue	35,935	47,861	106,980	87,005
Net cash provided by operating activities	64,257	56,549	119,716	83,629

Cash flows from investing activities
Purchases of property and equipment	(20,977)	(28,074)	(74,206)	(70,807)
Acquisitions, net of cash acquired	(3,713)	(13,899)	(51,594)	(13,899)
Purchase of intangible assets	—	—	(9,000)	—
Purchases of marketable securities	(151,527)	(63,741)	(640,024)	(558,248)
Sales of marketable securities	56,150	5,217	116,518	18,802
Maturities of marketable securities	74,901	58,256	345,657	156,049
Net cash used in investing activities	(45,166)	(42,241)	(312,649)	(468,103)

Cash flows from financing activities
Net proceeds from exercise of stock options	6,544	14,275	25,804	43,342
Proceeds from issuance of common stock under employee stock purchase plan	11,249	13,746	43,291	33,444
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	562,062
Payment for purchase of capped calls	—	—	—	(64,630)
Repayment of debt acquired from acquisition	—	(6,101)	(11,555)	(6,101)
Tax withholding on vesting of restricted stock	(1,614)	—	(8,787)	—
Repurchase of common stock	—	—	—	(20,000)
Net cash provided by financing activities	16,179	21,920	48,753	548,117

Net increase (decrease) in cash, cash equivalents and restricted cash	35,270	36,228	(144,180)	163,643
Cash, cash equivalents and restricted cash, beginning of period	284,363	386,235	463,813	258,820
Cash, cash equivalents and restricted cash, end of period	$319,633	$422,463	$319,633	$422,463

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended October 31, 2019						Three Months Ended October 31, 2018
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$912	(c)					$862	(c)
			21	(d)					29	(d)
			1,933	(e)					503	(e)
Gross profit -- product	$233,270	72.2%	$2,866		$236,136	73.0%	$202,253	67.7%	$1,394		$203,647	68.1%

			$3,517	(c)					$3,327	(c)
			96	(d)					155	(d)
Gross profit -- support subscription	$67,368	64.1%	$3,613		$70,981	67.5%	$46,867	63.4%	$3,482		$50,349	68.1%

			$4,429	(c)					$4,189	(c)
			117	(d)					184	(d)
			1,933	(e)					503	(e)
Total gross profit	$300,638	70.2%	$6,479		$307,117	71.7%	$249,120	66.8%	$4,876		$253,996	68.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended October 31, 2019						Three Months Ended October 31, 2018
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$54,229	(c)					$58,329	(c)
			1,160	(d)					2,282	(d)
			1,933	(e)					503	(e)
Operating income (loss)	$(28,260)	-6.6%	$57,322		$29,062	6.8%	$(27,217)	-7.3%	$61,114		$33,897	9.1%

			$54,229	(c)					$58,329	(c)
			1,160	(d)					2,282	(d)
			1,933	(e)					503	(e)
			6,896	(f)					6,525	(f)
			—						(4,083)	(g)
Net Income (loss)	$(29,982)		$64,218		$34,236		$(28,180)		$63,556		$35,376

Net Income (loss) per share -- basic and diluted	$(0.12)				$0.13		$(0.12)				$0.13
Weighted-average shares used in per share calculation -- basic and diluted	255,047		17,161	(h)	272,208		235,205		31,328	(h)	266,533

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(g) Release of valuation allowance due to StorReduce acquisition.
(h) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan (ESPP)).

Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended October 31,
	2019	2018
Net cash provided by operating activities	$64,257	$56,549
Less: purchases of property and equipment	(20,977)	(28,074)
Free cash flow (non-GAAP)	$43,280	$28,475
Adjust: ESPP impact	2,321	2,104
Free cash flow without ESPP impact (non-GAAP)	$45,601	$30,579

Free cash flow as % of revenue	10.1%	7.6%
Free cash flow without ESPP impact as % of revenue	10.6%	8.2%